                                                                  Exhibit 3.7.1

                               STATE OF DELAWARE
                                     [LOGO]
                          OFFICE OF SECRETARY OF STATE

        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF CRB OF WESTCHESTER, INC. FILED IN THIS OFFICE ON THE TWENTIETH DAY OF MAY, A.D. 1986, AT 9 O'CLOCK A.M.


                                      /s/ Michael Harkins
                                      ---------------------------
[LOGO]                                Michael Harkins, Secretary of State

756140006                             AUTHENTICATION: 0825127

                                                DATE: 05/20/1986

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CRB OF WESTCHESTER, INC.


         THE UNDERSIGNED, for the purpose of forming a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         First: The name of the Corporation is CRB of Westchester, Inc. (the "Corporation").

         Second: The address of the Corporation's registered office in the State of Delaware is 229 South State Street, Dover, Kent County, Delaware 19901 and the name of the Corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.

         Third: The purposes for which the Corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         Fourth: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000 shares, par value $1.00 per share, all of which shall be Common Stock. Shares of capital stock of the Corporation may be issued by the

Corporation from time to time for such legally sufficient consideration as may be fixed from time to time by the Board of Directors.

         Fifth: The name and address of the incorporator is Debora A. Pitman, 101 East 52nd Street, New York, New York 10022.

         Sixth: The powers of the incorporator are to terminate upon the filing of this certificate of incorporation. The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualified:

                  Carter Burden
                  630 Fifth Avenue
                  New York, New York 10111

                  Edward G. Rogoff
                  630 Fifth Avenue
                  New York, New York 10111

                  Robert P. Connor
                  630 Fifth Avenue
                  New York, New York 10111

         IN WITNESS WHEREOF, the undersigned, being the incorporator hereinabove named, does hereby execute this Certificate of Incorporation this 14th day of May, 1986.

                                             /s/DEBORA A. PITMAN
                                             ------------------------------
                                             DEBORA A. PITMAN
                                             INCORPORATOR

                            STATE OF DELAWARE
                                [LOGO]
                        OFFICE OF SECRETARY OF STATE

        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF CRB OF WESTCHESTER, INC. FILED IN THIS OFFICE ON THE TWENTIETH DAY OF MAY, A.D. 1986, AT 9 O'CLOCK A.M.


[Logo]


                                         /s/  Michael Harkins
                                        ----------------------------
                                        Michael Harkins, Secretary of State
                [DATE STAMP]

                                        AUTHENTICATION:  0825126
756140006                               DATE          :  05/20/1986

                          CERTIFICATE OF INCORPORATION             [DATE STAMP]

                                       OF

                            CRB OF WESTCHESTER, INC.

         THE UNDERSIGNED, for the purpose of forming a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

         First: The name of the Corporation is CRB of Westchester, Inc. (the "Corporation").

         Second: The address of the Corporation's registered office in the State of Delaware is 229 South State Street, Dover, Kent County, Delaware 19901 and the name of the Corporation's registered agent at such address is The Prentice-Hall Corporation System, Inc.

         Third: The purposes for which the Corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         Fourth: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000 shares, par value $1.00 per share, all of which shall be Common Stock. Shares of capital stock of the Corporation may be issued by the

Corporation from time to time for such legally sufficient consideration as may be fixed from time to time by the Board of Directors.

         Fifth: The name and address of the incorporator is Debora A. Pitman, 101 East 52nd Street, New York, New York 10022.

         Sixth: The powers of the incorporator are to terminate upon the filing of this certificate of incorporation. The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualified:

                 Carter Burden
                 630 Fifth  Avenue
                 New York, New York 10111

                 Edward G. Rogoff
                 630 Fifth Avenue
                 New York, New York 10111

                 Robert P. Connor
                 630 Fifth Avenue
                 New York, New York 10111

         IN WITNESS WHEREOF, the undersigned, being the incorporator hereinabove named, does hereby execute this Certificate of Incorporation this 14th day of May, 1986.

                                             /s/DEBORA A. PITMAN
                                             ----------------------------
                                             DEBORA A. PITMAN
                                             INCORPORATOR

                                STATE OF DELAWARE
                                    [LOGO]
                           OFFICE OF SECRETARY OF STATE




        I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF CRB OF WESTCHESTER, INC. FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF SEPTEMBER, A.D. 1986, AT 9 O'CLOCK A.M.



[Logo]                                  /s/  Michael Harkins
                                        -----------------------------------
862660105                               Michael Harkins, Secretary of State


                                        AUTHENTICATION:  0961641
                                                  DATE:  10/01/1986

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CRB OF WESTCHESTER, INC.

         It is hereby certified that:

         1. The name of the corporation is CRB of Westchester, Inc. (the "Corporation").

         2. The certificate of incorporation of the Corporation is hereby amended by adding a new article seventh to read as follows:

         SEVENTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

         3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the
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provisions of sections 228 and 242 of the General Corporation Law of the State
of Delaware.





     Signed and attested to on September 17, 1986.


                                                 /s/
                                                 -------------------------
                                                                 President

Attest:

/s/
- --------------------------
     Secretary

                               State of Delaware

                     Office of the Secretary of State                 PAGE 1

         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE. DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CRB OF WESTCHESTER, INC.", CHANGING ITS NAME FROM "CRB OF WESTCHESTER. INC." TO "COMMODORE MEDIA OF WESTCHESTER, INC.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF SEPTEMBER, A.D. 1995. AT 9 O'CLOCK A.M.

         A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS FOR RECORDING.






                                [SEAL]     /s/   Edward J. Freel
                                        -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:   7633969

2091511 8100                                      DATE:   09-08-95

950204214

                                                                [DATE STAMP]
                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                            CRB OF WESTCHESTER, INC.

                  Under Section 242 of the Delaware General Corporation Law

                  The undersigned, being the Secretary of CRB of Westchester, Inc. , a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

                  1.       The name of the Corporation is CRB of Westchester.
Inc.

                  2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on May 20, 1986.

                  3. The Certificate of Incorporation of the Corporation is hereby amended to effect a change in Article One thereof, relating to the name of the Corporation, accordingly Article One of the Certificate of Incorporation shall be amended in its entirety to read as follows:

                  "FIRST: The name of the Corporation is Commodore Media of Westchester, Inc. (the "Corporation")."

                  4. The Board of Directors of the Corporation, pursuant to Sections 141(f) and 242 of the General Corporation Law of the Stale of Delaware, adopted resolutions approving the foregoing amendment and directed that the amendment be submitted to the stockholders of the Corporation for their consideration and approval.

                  5. The sole Stockholder of the Corporation approved the amendment in accordance with Sections 228(a) and 242 of the General Corporation Law of the State of Delaware.
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         IN WITNESS WHEREOF, the undersigned, being the Secretary hereinabove named, under penalties of perjury does hereby declare and certify that this is the act and deed of the Corporation and the facts stated herein are true, and accordingly has hereunto signed this Certificate of Amendment to Certificate of Incorporation this 23 day of August , 1995.


                                                By: /s/ Carter Burden
                                                   ---------------------------
                                                    Carter Burden, Secretary


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